Exhibit 10.35

Loan No.: 9100010227

FIRST AMENDMENT TO PLEDGE AGREEMENT

This FIRST AMENDMENT TO PLEDGE AGREEMENT (this “Amendment”) is effective as of March 15, 2017 and entered into this 31st day of March, 2017, between LM Funding, LLC, a Florida limited liability company (“Grantor”), and HEARTLAND BANK, an Arkansas state bank (“Secured Party”). Capitalized terms used but not specifically defined herein shall have the meanings provided for such terms in the Pledge Agreement (as defined below).

RECITALS:

WHEREAS, Grantor, CRE Funding, LLC, a Florida limited liability company (“CRE”) and Secured Party have executed that certain Pledge Agreement dated as of December 30, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”);

WHEREAS, Grantor and CRE have requested that Secured Party (i) modify Exhibit A of the Pledge Agreement to reflect that Grantor owns 100% of the membership interests of LMF SPE#2, LLC and that such membership interests shall constitute the Pledged Equity Interests and (ii) release CRE from its obligations under the Pledge Agreement; and

WHEREAS, Secured Party is willing to make such modifications to the Pledge Agreement and release CRE from its obligations under the Pledge Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties agree as follows:

1.Acknowledgment of Parties.  Each of Grantor and Secured Party acknowledges and agrees that the recital of facts set forth in this Amendment are true and correct in all respects.

2.Amendments to Pledge Agreement.

(a)Amendment to Exhibit A. Exhibit A to the Pledge Agreement is hereby deleted in its entirety and replaced with Exhibit A hereto.

3.Release of CRE.  Secured Party hereby releases and discharges CRE from any and all obligations under the Pledge Agreement.

4.Conditions to Effectiveness.  The effectiveness of this Amendment is subject to Secured Party’s receipt of this Amendment, duly executed by Grantor and Secured Party.

5.Reaffirmation of Representations and Warranties.  Grantor hereby agrees with, reaffirms and acknowledges its respective representations and warranties contained in the Pledge Agreement.  Furthermore, Grantor hereby represents that its respective representations and

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warranties contained in the Pledge Agreement continue to be true and in full force and effect in all material respects.  This agreement, reaffirmation and acknowledgment is given to Secured Party by Grantor without defenses, claims or counterclaims of any kind.  To the extent that any such defenses, claims or counterclaims against Secured Party may exist, Grantor waives and releases Secured Party from same.

6.Ratification and Reaffirmation of Pledge Agreement.  Grantor ratifies and reaffirms all terms, covenants, conditions and agreements contained in the Pledge Agreement.

7.Legal Representation.  Each of the parties hereto acknowledge that they have been represented by independent legal counsel in connection with the execution of this Amendment, that they are fully aware of the terms and conditions contained herein, and that they have entered into and executed this Amendment as a voluntary action and without coercion or duress of any kind.

8.Partial Invalidity; No Repudiation. If any of the provisions of this Amendment shall contravene or be held invalid under the laws of any jurisdiction, the Amendment shall be construed as if not containing such provisions and the rights, remedies, warranties, representations, covenants, and provisions hereof shall be construed and enforced accordingly in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction, or any other provisions of this Amendment in any jurisdiction.

9.Binding Effect.  This Amendment is binding upon the parties hereto and their respective successors and assigns.

10.Full Force and Effect.  Except as otherwise modified hereby, the Pledge Agreement shall remain in full force and effect in accordance with its terms.

11.Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Florida; provided that SECURED PARTY shall retain all rights under federal law.

12.Counterparts.  This Amendment and/or any documentation contemplated or required in connection herewith may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be considered one and the same document.  Delivery of an executed counterpart of a signature page of this document by facsimile shall be effective as delivery of a manually executed counterpart of this document.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, do hereby execute this Amendment the date and year first above written.

GRANTOR:

LM FUNDING, LLC

a Florida limited liability company

By: /s/ Bruce M. Rodgers

Name:  Bruce M. Rodgers
Title: Chief Executive Officer of LM Funding

America, Inc., as Manager of LM Funding,

LLC

SECURED PARTY:

HEARTLAND BANK

By: /s/ Mark Hoffpauir
Name:  Mark Hoffpauir
Title:  Executive Vice President

[Signature Page to First Amendment to Pledge Agreement – LM Funding, LLC]

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EXHIBIT A

List of Pledged Equity Units

Grantor	Issuer	Certificate Number	Membership Interests
LM Funding, LLC	LMF SPE#2, LLC	N/A	100%

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